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                                                                      EXHIBIT 99



                                  NEWS RELEASE

                              CONTACT:   Peter D. Brown
                                         Assistant Treasurer, Investor Relations
                                         Venator Group, Inc.
                                         (212) 720-4254


                  VENATOR GROUP REPORTS SECOND QUARTER RESULTS

-        ADJUSTED EARNINGS PER SHARE INCREASED 80 PERCENT TO $0.09

-        COMPARABLE-STORE SALES INCREASED 10.5 PERCENT

-        ADJUSTED GROSS MARGIN RATE IMPROVED 270 BASIS POINTS

-        DEBT, NET OF CASH, REDUCED BY $388 MILLION VERSUS PRIOR YEAR

NEW YORK, New York, August 17, 2000 - Venator Group, Inc. (NYSE: Z) today reported adjusted net income from operations of $12 million, or $0.09 per share, for the quarter ended July 29, 2000 compared with $7 million, or $0.05 per share, last year. Included in adjusted net income were real estate gains of $0.02 per share in 2000 and $0.11 per share in 1999.

Sales from adjusted operations for the 13 weeks ended July 29, 2000 were $1,014 million compared with $922 million in the year-earlier period, reflecting a comparable-store sales increase of 10.5 percent. Excluding the effect of foreign currency fluctuations, total adjusted sales for the quarter increased 11.4 percent.

Adjusted gross margin from operations, as a percentage of sales, improved 270 basis points to 28.8 percent for the quarter, reflecting more favorable purchasing and less inventory clearance activity as compared with last year. This improvement also reflects lower occupancy and buying costs, as a percentage of sales, versus the prior-year period.

"We continue to be encouraged by the results achieved by all of our operations during the second quarter of 2000," stated Dale W. Hilpert, Venator Group's Chairman and Chief Executive Officer. "Operating results from all Athletic and Northern Group retail store formats exceeded our plan. Additionally, sales from Footlocker.com, our direct-to-customer business, continued to perform above management's expectations, increasing 24 percent to $47 million, which included $8 million of Internet-only sales. We continue to grow this new channel of distribution while maintaining a tight control over our investment."

Comparable-store sales from adjusted operations for the 26 week period ended July 29, 2000 increased 12.0 percent. Adjusted net income for the first half rose to $0.25 per share from $0.06 per share last year. Included in adjusted net income were real estate gains and other income of $0.07 per share in 2000 and $0.14 per share in 1999.

Debt, net of cash, of $385 million was reduced by almost $400 million from the corresponding prior-year period. This reduction was the result of improved profitability, a focused capital expenditure program, and proceeds from the sale of non-core businesses and real estate.

"Sales results from all operations exceeded our plan for the first half of 2000," said Mr. Hilpert. "More importantly, the flow through to operating profit from increased sales was particularly strong as we improved our gross margin rate and maintained tight control over expenses. Additionally, we continued to improve our financial flexibility by significantly reducing debt levels and financial leverage."


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The Company opened 5 stores and remodeled/relocated 43 stores during the quarter. Additionally, the Company closed 69 stores, of which 45 were shuttered as a part of the 1999 Restructuring Program and competitively repositioning the Northern Group. The Company's 2000 capital expenditure program continues to track on schedule. At July 29, 2000 the Company operated 4,339 stores from ongoing operations in 14 countries in North America, Europe and Australia.

Results are presented on an adjusted basis to facilitate comparison. Adjusted comparisons exclude the operations and disposition of non-core businesses noted below and the operations of the accelerated store closings for all periods presented. The reported results for all operations are attached to this press release. Businesses disposed or held for disposal: Afterthoughts, San Francisco Music Box, Foot Locker Outlets, Colorado, Team Edition, Going To The Game, Randy River, Weekend Edition, Burger King franchises, Foot Locker Japan, Northern Getaway US and Northern Elements US.


                 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements, which reflect management's current views of future events and financial performance. These forward-looking statements are based on many assumptions and factors including the effects of currency fluctuations, consumer preferences, economic conditions worldwide and other factors detailed in the Company's filings with the Securities and Exchange Commission. Any changes in such assumptions or factors could produce significantly different results.


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                               VENATOR GROUP, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                  PERIODS ENDED JULY 29, 2000 AND JULY 31, 1999
                     (In millions, except per share amounts)

THE FOLLOWING ADJUSTED RESULTS EXCLUDE THE DISPOSITION AND OPERATIONS OF SEVERAL BUSINESSES, THE OPERATIONS OF THE ACCELERATED STORE CLOSINGS AND THE ASSOCIATED RESTRUCTURING CHARGES FOR ALL PERIODS PRESENTED:

                                                                  13 Weeks                              26 Weeks
                                                         --------------------------            ---------------------------
                                                         Adjusted          Adjusted            Adjusted           Adjusted
                                                           2000              1999                2000               1999
                                                         --------          --------            --------           --------
Sales                                                     $1,014              $922              $2,086             $1,869
Cost of sales                                                722               681               1,478              1,378
Selling, general and administrative expenses                 231               195                 472                398
Depreciation and amortization                                 41                42                  81                 83
Interest expense, net                                          6                17                  15                 28
Other income                                                  (6)              (25)                (16)               (31)
                                                           -----             -----               -----              -----
                                                             994               910               2,030              1,856
                                                           -----             -----               -----              -----
Income before income taxes                                    20                12                  56                 13
Income tax expense                                             8                 5                  21                  5
                                                           -----             -----               -----              -----
Net income                                                   $12                $7                 $35                 $8
                                                           =====             =====               =====              =====
Diluted earnings per share                                 $0.09             $0.05               $0.25              $0.06
Weighted-average diluted shares outstanding                139.0             138.7               138.8              138.0



THE FOLLOWING ARE REPORTED RESULTS:

                                                                    13 Weeks                           26 Weeks
                                                            ------------------------           ------------------------
                                                            Reported        Reported           Reported        Reported
                                                              2000            1999               2000            1999
                                                            ---------       --------           ---------       --------
Sales                                                        $1,041          $1,063             $2,149          $2,142
Cost of sales                                                   743             791              1,530           1,582
Selling, general and administrative expenses                    241             248                499             504
Depreciation and amortization                                    41              46                 81              91
Restructuring charge                                             --              52                --               52
Interest expense, net                                             6              17                 15              28
Other income                                                     (6)            (25)               (16)            (31)
                                                             ------          ------             ------          ------
                                                              1,025           1,129              2,109           2,226
                                                             ------          ------             ------          ------
Income (loss) from continuing operations before income
  taxes                                                          16             (66)                40             (84)
Income tax expense (benefit)                                      7             (26)                16             (33)
                                                             ------          ------             ------          ------
Income (loss) from continuing operations                          9             (40)                24             (51)

Discontinued operations, net of income tax                       --              10                 --              10
Cumulative effect of accounting change, net of income
  tax                                                            --              --                 --               8
                                                             ------          ------             ------          ------
Net income (loss)                                                $9            $(30)               $24            $(33)
                                                             ======          ======             ======          ======

Diluted earnings per share:
Income (loss) from continuing operations                      $0.07           $(0.29)            $0.18           $(0.37)
Income from discontinued operations                              --             0.07                --             0.07
Cumulative effect of accounting change                           --              ---                --             0.06
                                                             ------          ------             ------          ------
Net income (loss)                                             $0.07           $(0.22)            $0.18           $(0.24)
                                                             ======          ======             ======          ======
Weighted-average diluted shares outstanding                   139.0            137.3             138.8            137.0


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                               VENATOR GROUP, INC.
                            SUPPLEMENTAL INFORMATION
                                   (UNAUDITED)
                  PERIODS ENDED JULY 29, 2000 AND JULY 31, 1999
                                  (In millions)

                                   AS ADJUSTED


                                                                13 Weeks Ended                      26 Weeks Ended
                                                         ---------------------------          -------------------------
                                                         Adjusted           Adjusted          Adjusted         Adjusted
                                                           2000               1999              2000             1999
                                                         --------           --------          --------         --------
ADJUSTED SALES BY SEGMENT:
  Global Athletic Group:
     Retail Stores                                          $891              $808             $1,843           $1,646
     Direct to Customer                                       47                38                104               86
                                                          ------              ----             ------           ------
                                                             938               846              1,947            1,732
  Northern Group                                              76                76                139              137
                                                          ------              ----             ------           ------
Total                                                     $1,014              $922             $2,086           $1,869
                                                          ======              ====             ======           ======
ADJUSTED OPERATING RESULTS BY SEGMENT:
  Global Athletic Group:
    Retail Stores                                            $47               $17               $115              $45
    Direct to Customer                                        (5)               (1)                (8)               3
                                                          ------              ----             ------           ------
                                                              42                16                107               48
  Northern Group                                              (1)               --                (10)             (10)
                                                          ------              ----             ------           ------
Total                                                        $41               $16                $97              $38
                                                          ======              ====             ======           ======





                                   AS REPORTED

                                                                13 Weeks Ended                      26 Weeks Ended
                                                          --------------------------         ---------------------------
                                                          Reported          Reported         Reported           Reported
                                                            2000              1999              2000               1999
                                                          --------          --------         --------           --------
SALES BY SEGMENT:
  Global Athletic Group:
     Retail Stores                                          $899              $855             $1,862             $1,738
     Direct to Customer                                       47                38                104                 86
                                                          ------              ----             ------           ------
                                                             946               893              1,966              1,824
   Northern Group                                             76                86                146                155
   Other                                                      19                84                 37                163
                                                          ------              ----             ------           ------
Total                                                     $1,041            $1,063             $2,149             $2,142
                                                          ======            ======             ======             ======
OPERATING RESULTS BY SEGMENT:
  Global Athletic Group:
    Retail Stores (1)                                        $48              $(58)              $113               $(42)
    Direct to Customer                                        (5)               (1)                (8)                 3
                                                          ------              ----             ------           ------
                                                              43               (59)               105                (39)
   Northern Group                                             (2)               (5)               (16)               (22)
   Other                                                      (4)                2                (13)                 2
                                                          ------            ------             ------             ------
Total                                                        $37              $(62)               $76               $(59)
                                                          ======            ======             ======             ======

(1)      1999 amounts include restructuring charge of $64.


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                               VENATOR GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                                  (In millions)

                                                       July 29,          July 31,
                                                         2000              1999
                                                       --------          --------
ASSETS

CURRENT ASSETS
Cash and cash equivalents                               $   25            $   78
Merchandise inventories                                    841               812
Net assets of discontinued operations                        9                93
Assets held for disposal                                    45                82
Other current assets                                       126               158
                                                        ------            ------
                                                         1,046             1,223

Property and equipment, net                                764               941
Deferred tax assets                                        316               354
Other assets                                               295               255
                                                        ------            ------
                                                        $2,421            $2,773
                                                        ======            ======


LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Short-term debt                                         $   95            $  332
Accounts payable                                           315               260
Accrued liabilities                                        273               320
Current portion of long-term debt and
  obligations under capital leases                           5               206
                                                        ------            ------
                                                           688             1,118

Long-term debt and obligations under capital
   leases                                                  310               313
Other liabilities                                          267               333
SHAREHOLDERS' EQUITY                                     1,156             1,009
                                                        ------            ------
                                                        $2,421            $2,773
                                                        ======            ======


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